Rule 497(e)
File No. 333-146827

Innovator ETFs® Trust

Innovator Uncapped Bitcoin 20 Floor ETF® — Quarterly

(the “Fund”)

Supplement To the Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information, As Supplemented to Date

Dated October 1, 2026

The Board of Trustees (the “Board”) of Innovator ETFs® Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be liquidated. Trading in the Fund’s shares will be halted effective as of the close of business on December 31, 2026, and the Fund will be liquidated effective as of the close of business on January 8, 2027.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. In anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on December 23, 2026. Shareholders may sell their Fund shares on the Fund’s listing exchange (and may incur transaction fees from their broker-dealers) until market close on December 31, 2026, at which point the Fund’s shares will no longer trade on the Fund’s listing exchange and the shares will be subsequently delisted. During the time between market close on December 31, 2026 and January 8, 2027, shareholders will be unable to dispose of their shares on the Fund’s listing exchange.

Shareholders who continue to hold shares of the Fund as of the close of business on January 8, 2027 will receive a liquidating distribution of cash equal to such shareholders’ proportionate interest in the net assets of the Fund, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference

INNOVUNBITSTK 10-26